                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ROSLYN BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                              ROSLYN BANCORP, INC.
                           1400 Old Northern Boulevard
                             Roslyn, New York 11576
                                 (516) 621-6000

                                                                  June 6, 1997

Fellow Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Roslyn Bancorp, Inc. (the "Company"), the holding company for The Roslyn Savings Bank (the "Bank"), Roslyn, New York, which will be held on July 22, 1997, at 9:30 a.m., Eastern Daylight Savings Time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York 11753.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Roslyn Bancorp, Inc., as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of Roslyn Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each of the nominees as Directors specified under Proposal 1 and "FOR" Proposals 2 and 3.

         Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Company's common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                      Sincerely yours,

                                       /s/ Joseph L. Mancino
                                      Joseph L. Mancino
                                      Chairman of the Board,
                                      President and Chief Executive Officer

                              ROSLYN BANCORP, INC.
                           1400 Old Northern Boulevard
                             Roslyn, New York 11576

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 22, 1997

                       ----------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Roslyn Bancorp, Inc. (the "Company") will be held on July 22, 1997, at 9:30 a.m., Eastern Daylight Savings Time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York 11753.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of three Directors to three-year terms of office each;

         2. The approval of the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan;

         3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

         4. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         The Board of Directors has established June 2, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum, or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at Roslyn Bancorp, Inc., 1400 Old Northern Boulevard, Roslyn, New York 11576, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                By Order of the Board of Directors

                                      /s/ Mary M. Ehrich
                                     Mary M. Ehrich
                                     Corporate Secretary

Roslyn, New York
June 6, 1997

                             ROSLYN BANCORP, INC.

                           -----------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 22, 1997
                            -----------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to shareholders of Roslyn Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the Annual Meeting of Shareholders to be held on July 22, 1997 (the "Annual Meeting"), and at any adjournments thereof. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, including the consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this Proxy Statement, which is first being mailed to record holders on or about June 6, 1997.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan and FOR the ratification of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, D.F. King & Co., Inc. and Kissel-Blake Inc., proxy solicitation firms, will assist the Company in soliciting proxies for the Annual

Meeting and will be paid a fee, in the aggregate, of approximately $18,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by Directors, officers and other employees of the Company and its subsidiaries, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of Directors.

         The close of business on June 2, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 43,642,459 shares.

         As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"), by checking the appropriate box, you may:
(i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item.

         As to the ratification of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item.

         Under Delaware law and the Company's Bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote, is required to constitute stockholder approval and ratification of Proposals 2 and 3. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast for purposes of Delaware law and the Company's Bylaws. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect. For further information on the vote required to implement Proposal 2 during the first year following the conversion from mutual to stock form of the Company's subsidiary, The Roslyn Savings Bank (the "Bank"), which was completed on January 10, 1997 (the "Conversion"), see the discussion under Proposal 2 herein.

         Proxies solicited hereby will be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors have designated Registrar and Transfer Company to act as inspectors of election and tabulate the votes at the Annual Meeting. Registrar and Transfer Company is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date, or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                                                   Amount and
                                                                                    Nature of
                                                                                   Beneficial         Percent of
      Title of Class               Name and Address of Beneficial Owner             Ownership           Class
--------------------------   -------------------------------------------------   ---------------   ----------------
Common Stock                 The Roslyn Savings Bank                              3,491,397(1)                8.0%
                             Employee Stock Ownership Plan
                             ("ESOP")
                             1400 Old Northern Boulevard
                             Roslyn, New York  11576

---------------------------
(1) Marine Midland Bank has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the ESOP participants. As of June 2, 1997, 63,705 shares had been allocated under the ESOP and 3,427,692 shares remain unallocated. With respect to unallocated shares, such unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the voting instructions received from ESOP participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of nine (9) Directors and is divided into three classes. Each of the nine members of the Board of Directors of the Company also presently serves as a Director of The Roslyn Savings Bank, which is a wholly-owned subsidiary of the Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

         The three nominees proposed for election at this Annual Meeting are Thomas J. Calabrese, Jr., Dr. Edwin W. Martin, Jr. and Richard C. Webel. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

         In the event that any such nominee is unable to serve, or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers of the Company

         The following table sets forth, as of the Record Date, the names of the nominees, continuing Directors and "named executive officers" of the Company, as defined below; their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a Director and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each Director and named executive officer and all Directors and executive officers as a group as of the Record Date.

                                                                                            Shares of
Name and Principal                                                      Expiration        Common Stock
Occupation at Present                                     Director      of Term as        Beneficially       Percent of
and for Past Five Years                          Age      Since(1)       Director           Owned(2)           Class
-----------------------                          ---      --------       --------           --------           -----

NOMINEES

Thomas J. Calabrese, Jr.                         55         1994           2000                 800                *
   Managing Director - Human Resources,
   NYNEX Corporation, a
   telecommunications firm.

Dr. Edwin W. Martin, Jr.                         65         1994           2000               1,300                *
   President Emeritus and a Director of the
   National Center for Disability Services,
   a non-profit education, rehabilitation and
   research corporation since 1994. Prior to
   that, Dr. Martin was President and Chief
   Executive Officer of the National Center for
   Disability Services. Dr. Martin is
   currently a Director of National Captioning
   Institute, a non-profit agency, a Director
   of Interboro Mutual Indemnity Insurance
   Company, an insurance company, and a Director
   of Pall Corp., a manufacturer of industrial
   filters.

Richard C. Webel                                 45         1995           2000               5,000                *
   Managing Director, Innocenti & Webel,
   an architectural firm.  Mr. Webel is also
   President of Webel Corporation, a
   strategic planning company and
   PlantAmerica, LLC, a software
   development corporation.  Mr. Webel
   also serves as a general partner of
   Roundbush Associates, a real estate
   development partnership.


                                                                                            Shares of
Name and Principal                                                      Expiration        Common Stock
Occupation at Present                                     Director      of Term as        Beneficially       Percent of
and for Past Five Years                          Age      Since(1)       Director           Owned(2)           Class
-----------------------                          ---      --------       --------           --------           -----

CONTINUING DIRECTORS

Joseph L. Mancino                                59         1992           1998              67,389               *
  Chairman of the Board, President and
  Chief Executive Officer of the Company;
  Chairman of the Board, President and
  Chief Executive Officer of the Bank. Mr.
  Mancino also serves as a Director of
  the Institutional Investors Mutual Fund,
  a diversified open end mutual fund,
  the Community Bankers Association of
  New York State and the Savings Bank Life
  Insurance Fund.

James E. Swiggett                                65         1980           1998              51,466               *
  Retired Chairman of the Board, President
  and Chief Executive Officer of
  Kollomorgen Corp., a diversified
  technology manufacturing company.

Robert G. Freese                                 67         1988           1998               2,000               *
  Retired Vice Chairman and Chief
  Financial Officer of Grumman
  Corporation, a defense contractor.

Floyd N. York                                    74         1967           1999              40,000               *
  Retired Chairman of the Board, President
  and Chief Executive Officer of the Bank.

Victor C. McCuaig                                68         1970           1999              11,000               *
  Of counsel to and former partner in
  Payne, Wood & Littlejohn, general counsel
  to the Bank.

John P. Nicholson                                72         1975           1999               8,620               *
  Chairman of Nicholson & Galloway, a
  local construction firm specializing in
  roofing construction.  Mr. Nicholson also
  serves as an Advisory Director of Bank
  of New York, Long Island Division.

NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Michael P. Puorro                                38           --             --              18,040               *
  Treasurer and Chief Financial Officer of
  the Company; Senior Vice President and
  Chief Financial Officer of the Bank since
  1996.  Mr. Puorro has been employed by
  the Bank since 1992.



                                                                                            Shares of
Name and Principal                                                      Expiration        Common Stock
Occupation at Present                                     Director      of Term as        Beneficially       Percent of
and for Past Five Years                          Age      Since(1)       Director           Owned(2)           Class
-----------------------                          ---      --------       --------           --------           -----

John R. Bransfield, Jr.                          55           --            --                5,266                *
  Vice President of the Company;
  Executive Vice President and Senior
  Lending Officer of the Bank since 1996.
  Mr. Bransfield was Senior Vice
  President and Senior Lending Officer of
  the Bank from 1993 until 1996. Prior to
  that, Mr. Bransfield was Executive Vice
  President and President for the Long
  Island Region of a New England-based
  commercial bank.

John L. Klag                                     39           --            --                7,534                *
  Senior Vice President and Investment
  Officer of the Bank since 1996.  Mr.
  Klag has been employed by the Bank
  since 1993.  Prior to that, Mr. Klag was
  a Vice President of a New York-based
  savings bank.

Arthur W. Toohig                                 54           --            --               21,980                *
  Senior Vice President and Human
  Resources Officer of the Bank since
  1992.

Directors and executive officers as a            --           --            --              272,490                *
Group (17 persons)


-------------------------------
*     Represents less than 1.0% of the Company's voting securities.
(1)   Includes years of service as a Director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

Meetings and Committees of the Boards of the Bank and the Company

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets regularly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company, which was formed in July 1996, held four meetings primarily related to organizational and other matters in connection with the formation of the Company and its acquisition of the Bank during the Conversion. All of the Directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such Directors served during fiscal 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee of the Company consists of Messrs. Freese, Swiggett, Nicholson, York and Webel, who are outside Directors. The purposes of this Committee are to review audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. Because the Company only became operational as of January 10, 1997, the Audit Committee of the Company did not meet in fiscal 1996; however, the Bank's Audit Committee met four times in fiscal 1996.

         Compensation Committee. The Compensation Committee of the Company consists of Messrs. Calabrese, Jr., Freese, Swiggett, Nicholson and Martin, Jr. The Compensation Committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Bank. The Personnel Committee of the Bank, which performs the functions similar to the Compensation Committee of the Company and consists of all members of the Compensation Committee of the Company as well as Mr. Mancino, met seven times in 1996. The full Board of Directors of the Company met in the capacity of the Compensation Committee one time during 1996.

Directors' Compensation

         Directors' Fees. As of May 1, 1997, Directors of the Company receive fees of $1,700 per Board meeting attended and $800 per Committee meeting attended, unless such meetings are held consecutively with Board or Committee meetings of the Bank, in which case the Directors of the Company receive no fees. Prior to May 1, 1997, no fees were paid to Directors of the Company for their services as members of the Board of Directors of the Company or as committee members. Directors of the Bank receive fees of $1,700 per Board meeting attended and $800 per Committee meeting attended.

         Incentive Plan. The Company is presenting to Shareholders for approval the Incentive Plan, under which all Directors of the Company are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

Executive Compensation

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company for the year ended December 31, 1996. Because the Company had no significant assets, liabilities or operations until January 10, 1997, the following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank for 1996 and sets forth the report of the Personnel Committee of the Board of Directors of the Bank (the "Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals.

         The Bank and the Company have begun a process to revise current executive compensation policies to reflect the status of the Company as a public company and assure competitive compensation levels. It is currently intended that the new compensation policies of the Company and Bank will incorporate the consolidated financial results of the Company and Bank and other factors related to the performance of the Company's common stock.

         The following policies and procedures were utilized to determine executive compensation levels for fiscal 1996. As a result of the stock conversion and other operational changes, subjective qualitative measures were more heavily relied upon by the Committee than quantitative measures.

         Compensation Policies and Procedures. The Committee is responsible for administering the compensation and benefit programs for all of the Bank's employees, including its executive officers. It is the responsibility of the Committee to recommend to the full Board of Directors the amount and composition of executive compensation paid to the executive officers, including the President and Chief Executive Officer. It is the responsibility of the Board of Directors to review and consider such compensation recommendations of the Committee.

         The Committee annually reviews and evaluates base salary and annual bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the

Committee's decision as to his compensation package. In establishing individual compensation levels, the Committee considers the Bank's overall objectives and performance, peer group comparisons and individual performance.

         The Committee adopted the following goals in establishing executive compensation: (1) attracting, retaining and rewarding highly qualified and productive persons; (2) relating compensation to both Bank and individual performance; and (3) establishing compensation levels that are internally equitable and externally competitive.

         The Bank's compensation program for executive officers consists of (1) a base salary and (2) an annual bonus. In addition, executive officers participate in other benefit plans available to all employees, including the Retirement Plan, the Employee Stock Ownership Plan, and the 401(K) Plan, and executive officers may be selected to participate in supplemental benefit plans.

         Base Salaries. Salary levels recommended by the Committee are intended to be consistent and competitive with the practices of comparable financial institutions, and each executive's level of responsibility. The Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in the metropolitan New York region. In this regard, the Committee, from time to time, utilizes the services of compensation consultants to assist it in its review. For 1996, the Committee engaged KPMG Peat Marwick LLP to prepare survey information which was primarily utilized by the Committee to establish base salary levels. The analysis compared both the base and total cash compensation levels of the Bank in comparison to other similarly situated financial institutions operating in the State of New York, including the metropolitan New York region. The analysis addressed the compensation of the executive officers in each institution and the financial performance of such institutions in comparison to the Bank and concluded that the executive officers of the Bank were generally compensated below their peer group. After a thorough discussion by the Committee and Board of Directors, the base salaries of each Named Executive Officer were increased, effective October 28, 1996, to amounts that attempted to make compensation levels commensurate with the levels paid to officers of such similarly situated publicly traded financial institutions.

         Although the Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Bank and the performance of the individual executive officer.

         Bonus. For 1996, the Bank did not maintain a cash bonus plan and all bonuses paid were discretionary and determined by the recommendations of the Committee. In determining the amount of the bonuses, the Committee primarily considered the profitability of the Bank and the entire compensation package of the executive officers. Since the mid-1980's, the Bank has accrued a portion of its net operating income for the purpose of paying any discretionary bonuses recommended by the Committee and approved by the Bank's Board of Directors. For 1996, the

Committee specifically considered the Bank's level of funds available for the payment of bonuses, the base salary increase of each executive officer and corporate events during 1996 which required additional effort by Bank personnel and determined to grant a discretionary bonus to all employees, excluding the Chief Executive Officer, in November 1996.

         Chief Executive Officer. Effective December 1995, the Bank's Chief Executive Officer was granted a salary increase of 14.3%, or $50,000, for a resulting annual salary of $400,000. The determination to increase the Chief Executive Officer's salary was based, in part, upon the Bank's internal analysis of the Chief Executive Officer's salary as compared to local peer group financial institutions and in consideration of normal cost of living adjustments. Due to the Bank's determination to convert to a publicly-held stock entity and additional responsibilities which would be incurred by the Bank's officers, the Board determined in 1996 to review all officer salaries, including the Chief Executive Officer's, in comparison to similarly-situated publicly traded financial institutions operating in the metropolitan New York Region as well as in the State of New York. KPMG Peat Marwick LLP was engaged to perform such analysis. As a result, the Committee determined the Chief Executive Officer's salary was below that of similarly situated peer institutions and recommended a further adjustment of the salary of the Chief Executive Officer, effective October 28, 1996, by 5%, to $420,000. Salary adjustments paid to Mr. Mancino recognized his significant contributions to the Bank's successful operations and reputation in its marketplace and attempted to maintain his overall compensation on a competitive level with industry peers. Additionally, when determining the Chief Executive Officer's base salary, the Committee considered certain regulatory limitations on the payment of cash bonuses that are applicable to executive officers who also serve as board members of New York State chartered savings banks, such as Mr. Mancino. No specific formula is used in connection with the Committee's decisions regarding the Chief Executive Officer's annual salary nor did the Committee set specified salary levels based on the achievement of particular quantifiable objectives or financial goals of the Bank. Rather, the Committee considered the overall profitability of the Bank and the contributions made to the Bank by the Chief Executive Officer. For 1996, the Chief Executive Officer was paid a bonus of $404, representing a loan referral bonus. Other than the loan referral bonus, the Chief Executive Officer did not receive any other cash bonus.

                      The Compensation/Personnel Committee
                            Thomas J. Calabrese, Jr.
                                Robert G. Freese
                                Joseph L. Mancino
                            Dr. Edwin W. Martin, Jr.
                                John P. Nicholson
                                James E. Swiggett

         Stock Performance Graph. The following graph shows a comparison of total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in The Nasdaq Market Index and the MG Index for Savings and Loans for the period beginning on January 13, 1997, the day the Company's Common Stock began trading, through April 30, 1997. The graph was derived from a very limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by Media General Financial Services.

                           [LINE GRAPH APPEARS HERE]


                                              Summary

                                    1/13/97    1/31/97     2/28/97     3/31/97     4/30/97
                                    -------    -------     -------     -------     -------
Roslyn Bancorp. Inc.                 100.00     158.80      156.30      163.10      162.50
Nasdaq Market Index                  100.00     107.31      101.49       94.94       98.02
MG Index For Savings and Loans       100.00     107.22      116.74      109.09      111.75


Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to 100.000 on 1/13/97, the first day of trading for Roslyn Bancorp. Inc. Common Stock. For Roslyn Bancorp. Inc. the index commenced with the initial public offering price of $10.00 per share.

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 1996 and 1995, to the Chief Executive Officer and the four highest paid executive officers of the Bank who received salary and bonus in excess of $100,000 ("Named Executive Officers"). The Company was established in July 1996, therefore, only compensation for 1996 and 1995 is included.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long-Term Compensation
                                                                            ----------------------------------------
                                               Annual Compensation(1)                 Awards               Payouts
                                         ---------------------------------------------------------------------------

                                                                  Other
                                                                  Annual    Restricted      Securities
                                                                  Compen-     Stock         Underlying       LTIP      All Other
     Name and Principal          Year    Salary        Bonus      sation      Awards       Options/SARs     Payouts   Compensation
         Positions                         ($)          ($)       ($)(2)      ($)(3)          (#)(4)        ($)(5)       ($)(6)

-----------------------------------------------------------------------------------------------------------------------------------

Joseph L. Mancino                1996     $403,846      $   404       $-           $-            -             $-       $19,616
   Chairman of the Board of      1995      336,539        1,600        -            -            -              -        20,433
   Directors, President and
   Chief Executive Officer

John R. Bransfield, Jr.          1996     $173,015     $144,000       $-           $-            -             $-       $10,774
   Executive Vice President      1995      151,719       75,736        -            -            -              -        10,578
   and Senior Lending Officer

Arthur W. Toohig                 1996     $101,992      $86,580       $-           $-            -             $-        $9,112
   Senior Vice President and     1995       91,692       44,500        -            -            -              -         7,400
   Human Resources Officer

John L. Klag                     1996     $101,100      $87,610       $-           $-            -             $-        $3,263
   Senior Vice President and     1995       90,423       47,870        -            -            -              -         3,004
   Investment Officer

Michael P. Puorro                1996     $100,019      $83,475       $-           $-            -             $-        $3,077
   Senior Vice President and     1995       85,846       43,340        -            -            -              -         2,847
   Chief Financial Officer


------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the Named Executive Officer under the Bank's 401(k) Plan and the column titled "Bonus" consists of board approved discretionary bonuses as well as attendance bonuses, loan referral bonuses and recruitment bonuses.
(2) For 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock. For 1995, the Bank had no restricted stock or stock related plans in existence.
(3) Does not include awards pursuant to the Incentive Plan since no determination of such awards has been made at this time. For 1996 and 1995, neither the Company nor the Bank had any stock plans in existence.
(4) No stock options or SARs were earned or granted in 1996 or 1995.
(5) For 1996 and 1995, there were no payouts or awards under any long-term incentive plan.
(6) For 1996, such amounts include: (a) $9,000, $4,500, $3,033, $6,105 and
    $2,857 contributed by the Bank under the Bank's 401(K) Plan to the accounts of Messrs. Mancino, Bransfield, Jr., Klag, Toohig and Puorro, respectively;
    (b) $4,725, $2,843, $230, $1,015 and $219 of imputed income from group term life insurance on behalf of Messrs. Mancino, Bransfield, Jr., Klag, Toohig and Puorro, respectively; and (c) $5,891, $3,430 and $1,192 of imputed income relating to the use of company automobiles by Messrs. Mancino, Bransfield, Jr. and Toohig, respectively.

Employment Agreements

         The Bank has entered into employment agreements with Messrs. Mancino, Bransfield, Klag, Toohig and Puorro, and three other senior officers (individually, the "Executive") and the Company has entered into employment agreements with Messrs. Mancino, Bransfield and Puorro and one other senior officer (collectively, the "Employment Agreements"), which became effective as of January 10, 1997. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above referenced officers.

         The Employment Agreements provide for three-year terms for each Executive. The terms of the Employment Agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The Employment Agreements provide that the Executive's base salary will be reviewed annually. The current base salaries under such Employment Agreements for Messrs. Mancino, Bransfield, Klag, Toohig and Puorro are $500,000, $252,000, $137,200, $137,000 and $147,000, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause, as defined in the Employment Agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a reduction in the benefits and perquisites being provided to the Executive under the Employment Agreement; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the Employment Agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the Agreement. The Bank and the Company would also continue and pay for the Executive's life, health, dental and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

         Under the Employment Agreements, if voluntary or involuntary termination follows a change in control or acquisition of control of the Bank or the Company, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the Agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and Company Employment Agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one Agreement.

         Payments to the Executive under the Bank's Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

         Payments under the Company Employment Agreement in the event of a change in control may constitute some portion of a "parachute payment" for federal income tax purposes, resulting in the possible payment of a federal excise tax. In such case, the Company must pay to the Executive an amount so as to enable the Executive to retain the payments he would have retained had he not been subject to such excise tax.

Change in Control Agreements

         The Bank has entered into two-year Change in Control Agreements (the "CIC Agreements") with eleven officers of the Bank, none of whom are covered by Employment Agreements. Commencing on the first anniversary date and continuing on each anniversary thereafter, the CIC Agreements may be renewed by the Board of Directors of the Bank for an additional year. The CIC Agreements provide that in the event voluntary or involuntary termination follows a change in control of the Bank, the officer would be entitled to receive a severance payment equal to two times the officer's average annual compensation for the five most recent taxable years. The Bank would also continue and pay for the officer's life, health and disability coverage for 24 months following termination.

Employee Severance Compensation Plan

         The Bank's Board of Directors has implemented The Roslyn Savings Bank Employee Severance Compensation Plan ("Severance Plan"), which will provide eligible employees with severance pay benefits in the event of a change in control of the Bank or the Company. Management personnel with Employment Agreements or CIC Agreements are not eligible to participate in the Severance Plan. Generally, employees will be eligible to participate in the Severance Plan if they have completed at least one year of service with the Bank. The Severance Plan vests in each participant a contractual right to the benefits such participant is entitled to thereunder. Under the Severance Plan, in the event of a change in control of the Bank or the Company, eligible employees who are terminated from or terminate their employment within one year (for reasons specified under the Severance Plan), will be entitled to receive a severance payment. If the participant, whose employment has terminated, has completed at least one year of service, the participant will be entitled to a cash severance payment equal to one-twelfth of his annual compensation (as defined in the Severance Plan) for each year of service up to a maximum of 199% of his annual compensation.

Employee Benefit Plans

         Incentive Plan. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and any affiliate, including its subsidiaries, are eligible to receive awards. See the proposal for material terms of the Incentive Plan.

         Retirement Plan. The Bank maintains a defined benefit plan ("Retirement Plan") for eligible employees. The Retirement Plan is intended to satisfy the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Eligible employees generally begin participating in the Retirement Plan on the first day of the calendar month coincident with or next following the date on which they have attained age 21 and have completed at least one year of service with the Bank. All employees are eligible to participate in the Retirement Plan other than (i) employees paid on an hourly-rate or contract basis, (ii) employees regularly employed outside the Bank's own offices in connection with the operation and maintenance of building and other property acquired through foreclosure or deed, and (iii) leased employees. Participants become vested in their benefits under the Retirement Plan upon completing five years of vesting service.

         The Retirement Plan provides for a monthly benefit to a participant upon retirement at or after the later of (i) attainment of age 65 or (ii) the fifth anniversary of initial participation in the Plan. The Retirement Plan also provides for a benefit upon the participant's death or early retirement. The annual normal retirement benefit for a participant under the Retirement Plan is
(i) 2% of average annual earnings multiplied by years of credited service (up to a maximum of 30 years), plus (ii) 0.5% of average annual earnings multiplied by the participant's number of years and months of credited service in excess of 30 years. For purposes of the Retirement Plan, average annual earnings means the participant's average annual compensation (as defined in the Retirement Plan ) during the 36 consecutive calendar months within the final 120 consecutive calendar months of the participant's credited service that yields the highest average. A participant is eligible to receive an early retirement benefit upon the completion of at least ten consecutive years of vested service in the Retirement Plan and (i) attainment of age 60, or (ii) the sum of the participant's age and years of service equals at least 75. Benefits are generally paid in a straight life annuity for unmarried participants and in the form of a 50% joint and survivor annuity (with the spouse as designated beneficiary) for married participants. Other forms of benefit payments are available under the Retirement Plan.

         Benefit Restoration Plan. The Bank maintains the Benefit Restoration Plan (the "BRP"). The BRP is a non-qualified plan designed to permit certain employees to receive supplemental retirement income from the Bank. Participants in the BRP receive a benefit equal to the amount the participant would have received under the 401(k) Plan and the Retirement Plan, but for limitations imposed on such benefits by certain provisions of the Code, including Sections 401(a)(17), 401(m), 401(k), 402(g) and 415 of the Code. The Bank amended the BRP to provide BRP participants with additional benefits equal to the amount of benefits the Participant would have received under the ESOP but for certain Code limitations. The Plan is an unfunded plan, which provides participants only with a contractual right to obtain the benefits provided thereunder from the general assets of the Bank. Currently, only Messrs. Mancino and Bransfield are eligible to participate in the BRP.

         The following table sets forth the estimated annual benefits payable under the Retirement Plan upon a participant's retirement at age 65 for the year ended December 31, 1996, expressed in the form of a straight life annuity, and any related amounts payable under the BRP. The covered compensation under the Retirement Plan and BRP includes the base salary for participants and does not consider cash bonuses. The benefits listed in the table below for the Retirement Plan and BRP are not subject to a reduction for social security benefits or any other offset amount.

                                                                  Years of Service
                           -----------------------------------------------------------------------------------------------------
    Final Average
     Compensation               15               20               25                30                35                40
-----------------------    -------------    -------------    -------------    ---------------    -------------    --------------
         $50,000              $15,000          $20,000          $25,000           $30,000           $31,250           $32,500
         100,000               30,000           40,000           50,000            60,000            62,500            65,000
         150,000               45,000           60,000           75,000            90,000            93,750            97,500
         200,000               60,000           80,000          100,000           120,000           125,000           130,000
         250,000               75,000          100,000          125,000           150,000           156,250           162,500
         300,000               90,000          120,000          150,000           180,000           187,500           195,000
         350,000              105,000          140,000          175,000           210,000           218,750           227,500
         400,000              120,000          160,000          200,000           240,000           250,000           260,000
         450,000              135,000          180,000          225,000           270,000           281,250           290,500


         The approximate years of service, as of March 31, 1997, for the named executive officers are as follows:

                                                        Years of
                                                        Service
                                                     ---------------
                     Joseph L. Mancino                     36
                     Arthur W. Toohig                      20
                     John L. Klag                           4
                     John R. Bransfield, Jr.                4
                     Michael P. Puorro                      4

         401(k) Plan. The Bank maintains the 401(k) Savings Plan ("401(k) Plan"), a tax-qualified profit sharing and salary reduction plan under Sections 401(a) and 401(k) of the Code. The 401(k) Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. Salaried, and as of August 1995, commission-paid employees, are eligible to participate in the 401(k) Plan following the completion of one year of service. Participants may make elective salary reduction contributions to the 401(k) Plan up to the lesser of 12% of the participant's compensation (as defined in the 401(k) Plan) or the legally permissible limit (currently $9,500) imposed by the Code. The Bank previously made a matching employer contribution equal to an amount of up to 6% of a participant's annual compensation. The Bank now makes such matching employer contributions under the ESOP. The 401(k) Plan permits participants to direct the investment of their 401(k) plan account into various investment alternatives, including Company Common Stock.

         ESOP. In connection with the conversion, the Bank established an employee stock ownership plan. The ESOP provides eligible employees with the opportunity to receive a Bank-funded retirement benefit based on the value of the Company Common Stock. All full-time salaried employees of the Bank who have completed one year of service with the Bank are eligible to participate in the ESOP portion of the combined plan. The ESOP is a tax qualified retirement plan designed to invest primarily in the Company Common Stock and a trust established to hold ESOP assets ("ESOP Trust") was funded with 3,491,387 shares of Company Common Stock. The Company Common Stock held by the ESOP was primarily funded with a loan from the Company which is to be repaid over a thirty-year term and is collateralized by the shares held by the ESOP. The pledged shares are released on an annual basis in an amount proportional to the loan repayment. The released shares are allocated to the accounts of ESOP participants as follows: first, for each eligible ESOP participant, a portion of the shares released for the plan year will be allocated to a special "matching" account under the ESOP equal in value to the amount of matching contribution, if any, that such participant would be entitled to under the terms of the 401(k) Plan for the plan year; and second, the remaining shares which have been released for the plan year will be allocated to each eligible participant's general ESOP account based on the ratio of each such participant's base compensation to the total base compensation of all eligible ESOP participants. Participants vest in their ESOP account at a rate of 20% annually commencing after the completion of one year of service, with 100% vesting upon the completion of 5 years of service. Participants will also completely vest if their service is terminated due to death, permanent disability, retirement or upon the occurrence of a change in control. Forfeitures will be reallocated among remaining participating employees, in the same proportions as contributions. Benefits are payable upon death, retirement, early retirement, or separation from service.

         Management Supplemental Executive Retirement Plan. The Bank has implemented a non-qualified Management Supplemental Executive Retirement Plan ("SERP") to provide certain officers and highly compensated employees with additional retirement benefits. The SERP benefit is intended to make up for benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (ii) reducing the number determined by (i) above by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the SERP vest in 20% annual increments over a five year period commencing as of the date of a participant's participation in the SERP. The vested portion of the SERP participant's benefits are payable upon the retirement of the participant.

Transactions With Certain Related Persons

         The Bank's policies do not permit the Bank to make loans to any of its Directors and executive officers. The Company intends that all transactions between the Company and its executive officers, Directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside Directors of the Company not having any interest in the transaction.


               PROPOSAL 2. APPROVAL OF THE ROSLYN BANCORP, INC.
                        1997 STOCK-BASED INCENTIVE PLAN

         The Board of Directors of the Company is presenting for stockholder approval the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee Directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholders' concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan, which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

General

         The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards denominated in Common Stock under the Incentive Plan is 6,109,944 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 4,364,246 shares, provided such number is not in excess of 10% of the outstanding shares of Common Stock, as of the effective date of the Incentive Plan. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 1,745,698 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Outside Directors of the Company and its affiliates, including the Bank and its subsidiaries, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee of non-employee directors of the Company (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. If authorized but unissued shares are utilized to fund the grant of stock awards or the exercise of options granted under the Incentive Plan, it would result in an increase in the number of shares then outstanding, and will have a dilutive effect on the holdings of existing stockholders.

Types of Awards

         General. The Incentive Plan authorizes the grant of Awards to officers, employees and Outside Directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company or Bank (as defined in the Incentive Plan) ("Limited Rights"); (iv) Stock Awards, and (v) Stock Appreciation Rights. Each type of Award granted under the Plan may be subject to vesting requirements or other conditions imposed by the Committee.

         Options. The Incentive Plan provides for the granting of options to purchase Common Stock of the Company ("Options") to employees, officers and Outside Directors for up to 4,364,246 shares. Pursuant to the Incentive Plan, the Committee has the authority to determine the date, or dates, on which Options shall become exercisable and any other conditions which must be met prior to becoming exercisable. The exercise price of an Option may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

         All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. In order to qualify as Incentive Stock Options under Section 422 of the Code, the option must be granted to an employee, the exercise price must not be less than 100% of the fair market value on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable or vest in any fiscal year. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         Each Outside Director of the Company or its affiliates will be eligible to receive Non- statutory Stock Options to purchase shares of Common Stock. Additionally, officers and employees are eligible to receive Non-Statutory Stock Options under the Plan to the extent they are ineligible to receive Incentive Stock Options. The exercise price of each Non-Statutory Stock option shall equal the fair market value of the Common Stock on the date the option is granted.

         Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an Option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Unless otherwise determined by the Committee, upon termination of an optionee's services for any reason other than death, disability, change in control, retirement or termination for cause, all then exercisable Options shall remain exercisable for a period of three months following termination and all unexercised Options shall be cancelled. Unless otherwise determined by the Committee, in the event of the death, disability, or retirement of the optionee or a change in control of the Company or Bank, all unexercisable Options held by such optionee will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable options held by the optionee shall be cancelled. In the event of the retirement of an optionee, the Committee shall have the discretion to (1) determine that all unexercisable options shall become exercisable and remain exercisable for one year, or (2) allow unexercisable options to continue to vest in accordance with their original terms, provided the optionee is engaged as a consultant, advisor or advisory director of the Company or any of its affiliates.

         Limited Rights. The Incentive Plan also provides the Committee with the ability to grant a Limited Right concurrently with any Option. Limited Rights are related to specific Options granted and become exercisable only upon a change in control of the Bank or the Company. Upon exercise, the holder will be entitled to receive in lieu of purchasing the stock underlying the Option, a lump sum cash payment equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

         Stock Awards. The Incentive Plan also authorizes the granting of Stock Awards to employees and Outside Directors, in an amount not to exceed 1,745,698 shares in the aggregate. The Committee has the authority to determine the dates on which Stock Awards granted will vest or any other conditions which must be satisfied prior to vesting.

         When stock awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Awards may direct the voting of shares of Common Stock granted to them and held in a trust established to hold shares of Common Stock which may be granted under the Incentive Plan. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Awards.

         Unless otherwise determined by the Committee, upon termination of the services of a holder of a Stock Award for any reason other than death, disability, change in control, retirement or termination for cause, all such holder's rights in unvested Stock Awards shall be cancelled. Unless otherwise determined by the Committee, in the event of the death, disability, or retirement of the holder of the Stock Award or termination of the holder's service within 36 months following a change in control of the Company or Bank, all unvested Stock Awards held by such individual will become fully vested. In the event of termination for cause of a holder of a Stock Award, all unvested Stock Awards held by such individual shall be cancelled. In the event of a Stock Award holder's retirement, the Committee shall have the discretion to: (1) determine that all unvested Stock Awards shall become immediately vested, or (2) determine that all unvested Stock Awards shall continue to vest in accordance with their original terms, provided the holder is engaged as a consultant, advisor or advisory director of the Company or any of its affiliates.

         Stock Appreciation Rights. The Incentive Plan authorizes the Committee to grant Stock Appreciation Rights ("SARs") which entitles the holder to receive a payment, equal in value to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price of such SAR, as determined by the Committee.

Tax Treatment

         Options. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If certain holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

         Limited Rights. In the case of Limited Rights, the holder would have to include the amount paid to him upon the exercise of the Limited Right in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

         Stock Awards. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

         Stock Appreciation Rights. In the case of SARs, the holder would have to include the amount paid to him upon the exercise of the SARs in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

Performance Awards.

         General. The Incentive Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Award upon the achievement of performance targets or goals as set forth under the Incentive Plan. Any Award subject to such conditions or restrictions is considered to be a "Performance Award." Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal performance evaluations, except that for any Performance Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of Shares granted, issued, retainable and/or vested under a Performance Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

         Qualifying Performance Criteria and Section 162(m) Limits. Subject to stockholder approval of the Plan, the performance criteria for any Performance Award that is intended to satisfy the requirements for "performance based compensation" under the Code Section 162(m) shall be based upon any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on equity; return on assets; assets; stock price; total shareholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth.

         The aggregate amount of Options granted under the Plan during any 60 month period to any one Participant may not exceed 25% of the total amount of options available to be granted under the Incentive Plan. The aggregate amount of shares of Common Stock issuable under a Stock Award granted under the Plan for any 60 month period to any one Participant may not exceed 25% of the total amount of Stock Awards available to be granted under the Incentive Plan.

Payout Alternatives

         The Committee has the discretion to determine the form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Alternate Option Payments

         Subject to the terms of the Incentive Plan, the Committee also has discretion to determine the form of payment for the exercise of an Option. The Committee may indicate acceptable forms in the Award Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for Options: (a) in cash or by certified or cashiers check, or (b) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

Amendment

         The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an Award without his or her permission. The Board of Directors intends to amend the Incentive Plan in the future to authorize the Committee to amend previously granted options or Stock Awards to provide for accelerated vesting upon the occurrence of a change in control of the Company or the Bank (as defined in the Incentive Plan).

Adjustments

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the holder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

         Unless determined otherwise by the Committee, awards under the Incentive Plan shall not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

Stockholder Approval and Effective Date of Plan

         The Incentive Plan is subject to the regulations of the New York Banking Board ("NYBB") and the Federal Deposit Insurance Corporation ("FDIC"). However, neither the NYBB nor the FDIC has endorsed or approved the Incentive Plan. Pursuant to NYBB and FDIC regulations, the Incentive Plan may not be implemented during the first year after the Bank's Conversion unless approved by a majority of the Company's stockholders at a duly called meeting of stockholders to be held no sooner than six months after the completion of the Conversion.

         The Incentive Plan provides that it shall become effective upon the earlier of the date that it is approved by the Company's stockholders, as defined by applicable NYBB and FDIC regulation, or January 11, 1998. Accordingly, if the Incentive Plan is not approved by a majority of stockholders at the Annual Meeting, the Incentive Plan shall become effective on January 11, 1998 without further stockholder approval unless it is terminated by the Board of Directors. In the absence of the approval of the Incentive Plan by a majority of shares cast at the Annual Meeting, the Options granted under the Incentive Plan would not qualify as Incentive Stock Options under the Code and the Common Stock of the Company would no longer be eligible for listing on the NASDAQ National Market but may be eligible for listing on the NASDAQ SmallCap Market.

                               NEW PLAN BENEFITS

         As of the date of this Proxy Statement, no determination had been made regarding the granting of Awards or Options under the Incentive Plan.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ROSLYN BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.


                    PROPOSAL 3. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997, subject to ratification of such appointment by the shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE
INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION

Shareholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, presently anticipated to be held on April 30, 1998, a shareholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than November 28, 1997. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Corporate Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                           By Order of the Board of Directors

                                                 /s/ Mary M. Ehrich
                                                Mary M. Ehrich
                                                Corporate Secretary

Roslyn, New York
June 6, 1997


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                             ROSLYN BANCORP, INC.
                        1997 STOCK-BASED INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Limited Rights, and Stock Awards.

     (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award granted under the Plan, in such form as the Committee may, from time to time, approve.

     (d) "Bank" means The Roslyn Savings Bank, Roslyn, New York.

     (e) "Board of Directors" means the board of directors of the Holding
Company.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; provided, however, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the committee designated by the Board of Directors to administer the Plan pursuant to Section 2 of the Plan.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or Affiliate.

     (l) "Effective Date" means the date the Plan is approved by stockholders, as defined by applicable NYSBB and FDIC regulation, or January 11, 1998, whichever is earlier.

     (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option.

     (p) "Extraordinary Dividend" means a distribution to stockholders by the Holding Company of earnings or stockholders' equity which: (i) exceeds net earnings for the period for which the distribution is paid or (ii) such distribution or any portion thereof will be treated by the stockholders receiving such distribution as a return of capital for federal income tax purposes.

     (q) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such
                                         -----------------------
determination shall be conclusive and binding on all persons.

     (r) "Holding Company" means Roslyn Bancorp, Inc.

     (s) "Incentive Stock Option" means an Option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of
Section 422 of the Code.

     (t) "Limited Right" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

     (u) "Non-statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     (v) "Option" means an Incentive Stock Option or Non-statutory Stock Option.

     (w) "Outside Director" means a member of the Board of Directors of the Holding Company or an Affiliate, who is not also an Employee of the Holding Company or an Affiliate.

     (x) "Participant" means any person who holds an outstanding Award pursuant to the Plan.

     (y) "Performance Award" means an Award granted to a Participant pursuant to
Section 11 of the Plan.

     (z) "Performance Goal" means an objective for the Holding Company or any Affiliate or any unit thereof or any individual that may be established by the Committee for a Performance Award to become vested, earned or exercisable. Performance Goals applicable to Performance Awards are intended to constitute "performance-based" compensation within the meaning of Section 162(m) of the Code and shall be based on one or more of the following criteria:

          (i)     net income, as adjusted for non-recurring items
          (ii)    cash earnings
          (iii)   earnings per share
          (iv)    cash earnings per share
          (v)     return on equity
          (vi)    return on assets
          (vii)   assets
          (viii)  stock price
          (ix)    total shareholder return
          (x)     capital
          (xi)    net interest income
          (xii)   market share
          (xiii)  cost control or efficiency ratio
          (xiv)   asset growth

     (aa) "Plan" means the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan.

     (bb) "Retirement" means a termination of employment (i) from the Holding Company or an Affiliate at an age and with employment service that would entitle the individual to a pension under The Retirement Plan of The Roslyn Savings Bank in RSI Retirement Trust if the individual were a participant in such Pension Plan or (ii) under circumstances designated as a Retirement by the Committee. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

     (cc) "Stock Appreciation Right" means an Award granted to a Participant, alone or in connection with a related Option, pursuant to Section 10 of the Plan.

     (dd) "Stock Award" means an Award granted to a Participant pursuant to
Section 9 of the Plan.

     (ee) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors or, in the case of an Employee, termination of employment, because of a material loss to the Holding Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, as determined by the Board of Directors. No act, or failure to act, on a Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or an Affiliate.

     (ff) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (gg) "Trustee" means any person or entity approved by the Board of Directors to hold legal title to any of the Trust assets for the purposes set forth under the Plan.

2.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

     (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of an Option or Stock Appreciation Right, (iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     -----------------------------------

     The following Awards may be granted under the Plan:

     (a) Non-statutory Stock Options
     (b) Incentive Stock Options
     (c) Limited Rights
     (d) Stock Awards
     (e) Stock Appreciation Rights

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 17 hereof, the maximum number of shares reserved for Awards under the Plan is 6,109,994, which number shall not exceed 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in
Section 17 hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 4,364,246, which number shall not exceed 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of shares reserved for Stock Awards is 1,745,698, which number shall not exceed 4% of the outstanding shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trust or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been vested or exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.   ELIGIBILITY.
     -----------

     Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or any Affiliate.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Non-statutory Stock Options upon such terms and conditions as it may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee on the Date of Grant. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price in a manner provided for in Section 14 of the Plan.

     (b) Terms of Non-statutory Stock Options.  The term during which each Non-
         ------------------------------------
statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to each Non-statutory Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable.

     (c) Non-Transferability. Unless otherwise determined by the Committee in
         -------------------
accordance with this Section 6(c), Non-statutory Stock Options shall not be transferred, assigned, hypothecated, or disposed of in any manner by a Participant other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) the Roslyn Savings Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, spouse, children, grandchildren and great-grandchildren. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

       (d)  Termination of Employment or Service or Change in Control.   Unless
            ---------------------------------------------------------
otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Retirement, Change in Control or Termination for

Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following termination. In the event of a Participant's Retirement, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of Retirement and remain exercisable for a period of three (3) years; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that
(i) all unexercisable Non-statutory Stock Options held by the Participant as of that date shall become immediately exercisable and shall remain exercisable for a period of three (3) years or (ii) all unexercisable Non-statutory Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of a Change in Control or the termination of a Participant's employment or service due to Disability or death, all Non-statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of three (3) years. Unless otherwise determined by the Committee in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

     (e) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Non-statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period and no individual Outside Director shall be granted an amount of Non-statutory Stock Options which exceeds 5% of all Options eligible to be granted under the Plan within any 60 month period.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of
Grant.   Shares of Common Stock may be purchased only upon payment of the full
Exercise Price in a manner provided for in Section 14 of the Plan.

     (b) Amounts of Incentive Stock Options.  To the extent the aggregate Fair
         ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

     (c) Terms of Incentive Stock Options.  The term during which each Incentive
         --------------------------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five
(5) years from the Date of Grant. The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and any terms or conditions which must be satisfied prior to the Incentive Stock Option becoming exercisable. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. The shares of Common Stock underlying each Incentive Stock Option installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable.

     (d) Transferability.  No Incentive Stock Option shall be transferable
         ---------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     (e) Termination of Employment or Change in Control. Unless otherwise
         ----------------------------------------------
determined by the Committee, upon the termination of an Employee's employment for any reason other than Disability, death, Retirement, Change in Control or Termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those Incentive Stock Options that were immediately exercisable by the Employee at the date of termination and only for a period of three (3) months following such termination. In the event of an Employee's Retirement, the Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee at the date of Retirement and remain exercisable for a period of three (3) years; provided however, that upon the Employee's Retirement, the Committee, in its discretion, may determine that (i) all unexercisable Incentive Stock Options held by the Employee as of that date shall become immediately exercisable and shall remain exercisable for a period of three (3) years or (ii) all unexercisable Incentive Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Employee is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of a Change in Control or termination of an Employee's employment for Disability or death, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for three (3) years after such termination. Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause. Any Option which, by operation of this provision, does not meet the requirements of Section 422 of the Code, shall be considered a Non-statutory Stock Option.

     (f) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60 month period.

8.   LIMITED RIGHTS.
     --------------

     Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights.  In no event shall a Limited Right be exercisable in
         ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment.  Upon exercise of a Limited Right, the holder shall promptly
         -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

9.   STOCK AWARDS.
     ------------

     The Committee may, subject to the limitations of the Plan, make Stock Awards which shall consist of the grant of some number of shares of Common Stock to a Participant. Stock Awards shall be made subject to the following terms and conditions:

     (a) Payment of the Stock Award.   Stock Awards may only be made in whole
         --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Any such terms, or conditions shall be determined by the Committee as of the Date of Grant.

     (c) Termination of Employment or Service or Change in Control.   Unless
         ---------------------------------------------------------
otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death, Retirement, Change in Control or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

In the event of a Participant's Retirement, the Participant's unvested Stock Awards as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that (i) all unvested Stock Awards held by the Participant as of that date shall become immediately vested or (ii) all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability, death or within 36 months following a Change in Control, all unvested Stock Awards held by such Participant shall immediately vest. Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all unvested Stock Awards held by such Participant as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

     (d) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution.
               The designation of a beneficiary shall not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of
               Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (e) Accrual of Dividends.  Whenever shares of Common Stock underlying a
         --------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

     (f) Voting of Stock Awards.  After a Stock Award has been granted but for
         -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

     (g) Maximum Individual Award.  No individual Employee shall be granted an
         ------------------------
amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60 month period and no individual Outside Director shall be granted an amount of Stock Awards which exceeds 5% of all Stock Awards eligible to be granted under the Plan within any 60 month period.

10.  STOCK APPRECIATION RIGHTS
     -------------------------

     The Committee may, subject to the limitation of the Plan, grant a Stock Appreciation Right ("SAR") to any Participant. A Stock Appreciation Right shall
entitle the Participant   to the right to receive a payment, equal in value to
the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price of such SAR, which shall not be less than 100% of the Fair Market Value on the Date of Grant of such SAR, as determined by the Committee, provided that, in the case of a SAR granted retroactively in tandem with or as substitution for another award granted under any plan of the Company or an Affiliate, the grant price may be the same as the exercise or designated price of such other award.

     (a) Maximum Individual Award.  No individual Employee or Outside Director
         ------------------------
shall be granted a number of Stock Appreciation Rights which exceeds the maximum number of Options such individual may be granted under the Plan, pursuant to
Section 6(e) hereof, within any 60 month period.

11.  PERFORMANCE AWARDS
     ------------------

     (a) The Committee may determine to make any award under the Plan a Performance Award by making such Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the Performance Goals applicable to the Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

     (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

     (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

     (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

     (f) No Award or portion thereof that is subject to the attainment or satisfaction of a condition or Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject has been achieved.

12.  DEFERRED PAYMENTS
     -----------------

     Notwithstanding any other provision of this Plan, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-statutory Stock Option not transferred under the provisions of Section 6(c), Stock Appreciation Rights, and Stock Awards.

     (a) Election Timing.  The election to defer the delivery of the proceeds
         ---------------
from any eligible Non-statutory Stock Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Award is exercised or at such other time as the Committee may specify. The election to defer the delivery of any Stock Award must be made no later than the last day of the calendar year preceding the calendar year in which the Participant would otherwise have an unrestricted right to receive such Award. Deferrals of eligible Awards shall only be allowed for exercises of Options and lapses of restrictions on Stock Awards that occur while the Participant is in active service with the Holding Company or an Affiliate. Any election to defer the proceeds from an eligible Award shall be irrevocable as long as the Participant remains an Employee or an Outside Director of the Holding Company or an Affiliate.

     (b) Stock Option Deferral.  The deferral of the proceeds of Non-statutory
         ---------------------
Stock Options may be elected by a Participant subject to the rules and regulations established by the

Committee. The proceeds from such an exercise shall be credited to a deferred stock option account established for the Participant. The proceeds shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     (c) Stock Appreciation Right Deferral.  The deferral of the proceeds of
         ---------------------------------
Stock Appreciation Rights may be made by a Participant subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Participant's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock option account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock option account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     (d) Stock Award Deferrals.  The deferral of Stock Awards may be elected by
         ---------------------
a Participant subject to the rules and regulations established by the Committee. Upon the lapsing of restrictions on such an Award, the Committee shall credit to a deferred stock award account established for the Participant a number of deferred shares or share units equivalent in value to the number of deferred Stock Awards multiplied by the Fair Market Value of Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date all restriction on the Stock Award lapse or are waived. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock; provided, however, that at the discretion of the Committee, the Participant may elect to have the value of his deferred stock award account valued on some other basis of measurement approved by the Committee. Unless the Participant's deferred stock award account is valued using a basis of measurement other than Common Stock, deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

     (e) Accelerated Distributions.  The Committee may, at its sole discretion,
         -------------------------
allow for the early payment of a Participant's deferred stock option account and/or deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock option deferral accounts and/or deferred stock award accounts to be distributed when continuing the program is no longer in the best interest of the Holding Company or any Affiliate.

     (f) Assignability.  No rights to deferred stock option accounts or deferred
         -------------
stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to any rules established by the Committee.

     (g) Unfunded Status.  No Participant or other person shall have any
         ---------------
interest in any fund or in any specific asset of the Holding Company or an Affiliate by reason of any amount credited hereunder. Any amounts payable hereunder shall be paid from the general assets of the Holding Company or its Affiliates and no Participant or other person shall have any rights to such assets beyond the rights afforded general creditors of the Holding Company and its Affiliates. However, the Holding Company or any Affiliate shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Section 12 of the Plan; provided, however, that no Participant or other person shall have any interest in such reserve, trust or investment.

13.  PAYOUT ALTERNATIVES
     -------------------

     (a) Payments due to a Participant upon the exercise or redemption of an Option or Stock Award shall be made in the form of shares of Common Stock. Payments due to a Participant upon the exercise or redemption of a Stock Appreciation Right or Limited Right shall be made in the form of cash.

     (b) Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

14.   METHOD OF EXERCISE
      ------------------

     Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

15.  RIGHTS OF PARTICIPANTS.
     -----------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

16.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

17.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution, including an Extraordinary Dividend, is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee may provide the Participant with a cash benefit for shares underlying vested, but unexercised Options, in order to achieve the aforementioned effect.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

18.  TAX WITHHOLDING.
     ---------------

     Notwithstanding any other provision of the Plan, Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant. Participants granted Non-statutory Stock Options shall be responsible for any required withholding applicable to any Non-statutory Stock Option which has been transferred pursuant to Section 6(c) hereof, unless otherwise inconsistent with current tax law.

19.  AMENDMENT OF THE PLAN AND AWARDS.
     --------------------------------

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     (b) The Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

20.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon approval by the Holding Company's stockholders in accordance with Federal Deposit Insurance Corporation ("FDIC"), New York State Banking Board ("NYSBB") and the Internal Revenue Service ("IRS") regulations or January 11, 1998, whichever is earlier. The failure to obtain shareholder approval for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not approved by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

21.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

22.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law.

23.  COMPLIANCE WITH NYSBB AND FDIC CONVERSION REGULATIONS
     -----------------------------------------------------

     Notwithstanding any other provision contained in this Plan:

     (a) unless the Plan is approved by a majority vote of stockholders of the Holding Company at a duly called meeting of stockholders, the Plan and any Awards under the Plan shall not become effective or implemented prior to January 11, 1998;

     (b) no Award granted to any individual Employee prior to January 11, 1998 may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (c) no Award granted to any individual Outside Director prior to January 11, 1998 may exceed 5% of the total amount of Awards which may be granted under the Plan;

     (d) the aggregate amount of Awards granted to all Outside Directors prior to January 11, 1998 may not exceed 30% of the total amount of Awards which may be granted under the Plan; and

     (e) no Option granted prior to January 11, 1998 may be granted with an exercise price which is less than the Fair Market Value of the common stock underlying the stock option on the Date of Grant.

24.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the attainment of Performance Goals. However, only the Committee or a portion of the Committee may certify the attainment of a Performance Goal.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE          ROSLYN BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 22, 1997
                   9:30 a.m., Eastern Daylight Savings Time

          This Proxy is Solicited on Behalf of The Board of Directors

    The undersigned hereby appoints the official proxy committee of the Board of Directors of Roslyn Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on July 22, 1997 at 9:30 a.m., Eastern Daylight Savings Time, at the Milleridge Cottage, 585 North Broadway, Jericho, New York 11753 and at any and all adjournments thereof as indicated.




                                           -------------------------------------
  Please be sure to sign and date          Date
    this Proxy in the box below.
--------------------------------------------------------------------------------



-----Stockholder sign above------------------Co-holder (if any) sign above------


                                                        With-       For All
                                             For        hold        Except
1.  The election as directors of all         [_]        [_]           [_]
    nominees listed to three-year
    terms (except as marked to the
    contrary below);

    Thomas J. Calabrass, Jr., Dr. Edwin Martin, Jr., Richard C. Webel

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's names in the space provided below.

--------------------------------------------------------------------------------

                                             For      Against       Abstain
2.  The approval of the Company's 1997       [_]        [_]           [_]
    Stock-Based Incentive Plan.

3.  The ratification of the appointment      [_]        [_]           [_]
    of KPMG Peat Marwick LLP as indepen-
    dent auditors of the Company for the
    fiscal year ending December 31, 1997.

4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. --------------    [_]

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      "FOR" EACH OF THE LISTED PROPOSALS.

    This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed above, if any other business is presented at the Annual Meeting, this proxy will be voted by the Proxy Committee of the Board of Directors in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

 . Detach above card, sign, date and mail in postage paid envelope provided.

                             ROSLYN BANCORP, INC.
--------------------------------------------------------------------------------
    IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated June 6, 1997.

    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------